United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ⌧

Filed by a Party other than the Registrant  ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material Pursuant to §240.14a-12

eGain Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

www.investorvote.com/EGAN Step 1: Go to www.investorvote.com/EGAN. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/EGAN or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 04C9QB Important Notice Regarding the Availability of Proxy Materials for eGain Corporation’s Annual Meeting of Stockholders to be Held on December 4, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. For information on how to obtain directions to be able to attend the annual meeting and vote in person, please call 408-636-4500. Your vote is important! This communication is not a form for voting and presents only an overview of the proposals being presented at the annual meeting. We encourage you to access and review all the important information contained in the proxy materials before voting. The 2026 proxy statement and annual report are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 27, 2026 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted electronically must be received by 11:00 pm, Pacific Standard Time, on December 3, 2026. MMMMMMMMMMMM MMMMMMMMM 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/EGAN. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials eGain Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by November 27, 2026. eGain Corporation’s Annual Meeting of Stockholders will be held on December 4, 2026 at 1252 Borregas Avenue, Sunnyvale, CA 94089, at 1:00 pm Pacific Standard Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, For EVERY YEAR in Proposal 3, and FOR Proposal 4: 1. Approval of the election of each of the nominated directors to serve until the 2027 annual meeting of stockholders or until their successors are elected and qualified. 01 - Ashutosh Roy 02 - Gunjan Sinha 03 - Phiroz P. Darukhanavala, Ph.D. 04 - Brett Shockley 2. Approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers. 3. Approval, on a non-binding advisory basis, of the frequency of holding an advisory vote on named executive officer compensation. 4. Ratification of the appointment of BPM LLP, as our Independent Registered Public Accounting Firm. NOTE: In their discretion the proxies are authorized to vote upon such other business that may properly come before the annual meeting and any adjournment(s) or postponement(s) thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice